Exhibit 99.1

FOR IMMEDIATE RELEASE

Alphatec Reports Second Quarter 2019 Financial Results and Corporate Highlights

Full Year 2019 Revenue Guidance Increased

Following 28% Q2 U.S. Revenue Growth

CARLSBAD, Calif., July 24, 2019 – Alphatec Holdings, Inc. (“ATEC” or the “Company”) (Nasdaq: ATEC), a provider of innovative spine surgery solutions dedicated to revolutionizing the approach to spine surgery, today announced financial results for the quarter ended June 30, 2019, and recent corporate highlights.

Second Quarter 2019 Financial Highlights

•	Total net revenue of $27.3 million; U.S. revenue of $26.1 million, up approximately 28% compared to the second quarter of 2018;
•	U.S. gross margin of 72.2%; and
•	Cash and cash equivalents of $18.6 million as of June 30, 2019.

Second Quarter-to-Date Commercial, Product, and Organizational Highlights

•

Enhanced clinical distinction of portfolio with four new commercial releases: the IdentiTiTM TLIF system, the IdentiTi ALIF system, the InVictusTM MIS Fixation System and the InVictus Open Fixation System;

•	Increased contribution from new products to 32% of Q2 2019 U.S. revenue;
•	Expanded percentage of revenue driven by strategic distribution network to 88% of U.S. revenue in Q2 2019 compared to 80% in Q2 2018; and
•	Increased U.S. revenue per distributor by more than 45% and increased U.S. revenue per case by 15% in Q2 2019 compared to Q2 2018.

“Through the first half of 2019, execution against our strategic commitments has been solid,” said Pat Miles, Chairman and Chief Executive Officer. “That execution drove the highest rate of quarterly U.S. revenue growth this company has achieved in the past 10 years.  Based upon our performance in the first half of 2019 we are increasing full-year revenue guidance, which speaks to the impact of spine’s new Organic Innovation Machine.  We are just getting started.”

Comparison of Selected GAAP and Non-GAAP Financial Results for the Second Quarter 2019 to Second Quarter 2018

	Three Months Ended		Change
	June 30, 2019	June 30, 2018	$	%
	(unaudited)	(unaudited)

Revenue from U.S. products	$26,093	$20,409	$5,684	28%
Gross profit from U.S. products	18,841	15,462	3,379	22%
Gross margin from U.S. products	72.2%	75.8%

Operating Expenses
Research and development	$3,360	$2,009	$1,351	67%
Sales, general and administrative	24,568	17,538	7,030	40%
Litigation-related expenses	1,200	2,234	(1,034)	(46%)
Amortization of intangible assets	172	187	(15)	(8%)
Transaction-related expenses	-	(62)	62	(100%)
Restructuring	-	193	(193)	(100%)
Total operating expenses	$29,300	$22,099	$7,201	33%

Operating loss	$(10,414)	$(6,545)	$(3,869)	59%

Non-GAAP operating loss	$(4,663)	$(2,578)	$(2,085)	81%

Non-GAAP adjusted EBITDA	$(3,018)	$(989)	$(2,029)	205%

Revenue from U.S. products for the second quarter 2019 was $26.1 million, up 28% compared to $20.4 million in the second quarter 2018. Revenue growth generated by new product momentum and the strategic distribution channel is increasingly outpacing the continued revenue impacts of transitioning or discontinuing non-strategic distributor relationships.

Gross profit and gross margin from U.S. products for the second quarter 2019 were $18.8 million and 72.2%, respectively, compared to $15.5 million and 75.8%, respectively, for the second quarter 2018. U.S. gross margin was impacted by increased non-cash excess and obsolete write-offs related to legacy products. On a non-GAAP basis, excluding non-cash excess and obsolete charges, U.S. gross margin was 80.6% in the second quarter of 2019, up from 77.5% in the second quarter of 2018.

Total operating expenses for the second quarter 2019 were $29.3 million compared to $22.1 million in the second quarter 2018.  On a non-GAAP basis, excluding restructuring charges, stock-based compensation, transaction-related expenses, litigation-related expenses, restructuring and fair value adjustments, total operating expenses in the second quarter 2019 increased to $25.8 million from $18.5 million in 2018, reflecting increased investments in organic product development to support new product launches and increased selling costs from U.S. revenue growth.

Non-GAAP operating loss which excludes restructuring charges, stock-based compensation, transaction-related expenses, litigation-related expenses, restructuring, fair value adjustments and excess and obsolescence charges, was $4.7 million for the second quarter 2019, compared to a loss of $2.6 million for the second quarter 2018.

Non-GAAP adjusted EBITDA in the second quarter was a loss of $3.0 million, compared to a loss of $1.0 million in the second quarter 2018.

For more detailed information on non-GAAP operating expenses, non-GAAP operating loss and non-GAAP adjusted EBITDA, please refer to the table, “Alphatec Holdings, Inc. Reconciliation of Non-GAAP Financial Measures,” that follows.

Current and long-term debt includes $45.0 million in term debt and $10.7 million outstanding under the Company’s revolving credit facility at June 30, 2019, with cash and cash equivalents of $18.6 million. In March 2019, the Company closed its expanded credit facility with Squadron Medical Finance Solutions, providing for up to $30 million in additional financing, as needed. During the second quarter 2019, the Company drew $10 million against the credit facility.

Updated 2019 Financial Outlook

Full Year 2019	Previous		Updated
	Guidance ($M)	YoY Growth	Guidance ($M)	YoY Growth
U.S. Product Revenue	$94 to $98	12% to 17%	$100 to $104	20% to 24%
International Supply Agreement	$4 to $5	(38%) to (50%)	No change	No change
Total Revenue	$98 to $103	7% to 12%	$104 to $109	13% to 19%

Investor Conference Call

ATEC will present the results via a live webcast today at 1:30 p.m. PT / 4:30 p.m. ET to discuss the results. At that time, please click here to access the live webcast.  An audiocast of the presentation will be also be available domestically at (877) 556-5251 and internationally at (720) 545-0036. The conference ID number is 6098197.

Non-GAAP Financial Information

To supplement the Company’s financial statements presented in accordance with U.S. generally accepted accounting principles (GAAP), the Company reports certain non-GAAP financial measures, including non-GAAP U.S. gross margin, non-GAAP operating expenses, non-GAAP operating loss, and non-GAAP adjusted EBITDA. The Company believes that these non-GAAP financial measures provide investors with an additional tool for evaluating the Company's core performance, which management uses in its own evaluation of continuing operating performance, and a baseline for assessing the future earnings potential of the Company. The Company’s non-GAAP financial measures may not provide information that is directly comparable to that provided by other companies in the Company’s industry, as other companies in the industry may calculate non-GAAP financial results differently, particularly related to non-recurring, unusual items. Non-GAAP financial results should be considered in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. Included below are reconciliations of the non-GAAP financial measures to the comparable GAAP financial measures.

About Alphatec Holdings, Inc.

Alphatec Holdings, Inc., through its wholly-owned subsidiaries, Alphatec Spine, Inc. and SafeOp Surgical, Inc., is a provider of innovative spine surgery solutions dedicated to revolutionizing the approach to spine surgery. ATEC designs, develops and markets spinal fusion technology products and solutions for the treatment of spinal disorders associated with disease and degeneration, congenital deformities and trauma.  The Company markets its products in the U.S. via independent sales agents and a direct sales force.

Additional information can be found at www.atecspine.com.

Forward Looking Statements

This press release contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainty. Such statements are based on management's current expectations and are subject to a number of risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. The Company cautions investors that there can be no assurance that actual results or business conditions will not differ materially from those projected or suggested in such forward-looking statements as a result of various factors. Forward-looking statements include the references to the Company’s revenue and growth outlook, planned commercial launches and product introductions, the Company’s strategy in significantly repositioning the ATEC brand, turning the Company into a growth organization and creating future market disruption, and the Company’s future ability to finance its operations. The important factors that could cause actual operating results to differ significantly from those expressed or implied by such forward-looking statements include, but are not limited to: the uncertainty of success in developing new products or products currently in the Company’s pipeline; the uncertainties in the Company’s ability to execute upon its strategic operating plan; the uncertainties regarding the ability to successfully license or acquire new products, and the commercial success of such products; failure to achieve acceptance of the Company’s products by the surgeon community; failure to obtain FDA or other regulatory clearance or approval for new products, or unexpected or prolonged delays in the process; continuation of favorable third party reimbursement for procedures performed using the Company’s products; unanticipated expenses or liabilities or other adverse events affecting cash flow or the Company’s ability to successfully control its costs or achieve profitability; uncertainty of additional funding; the Company’s ability to compete with other products and with emerging new technologies; product liability exposure; an unsuccessful outcome in any litigation in which the Company is a defendant; patent infringement claims; claims related to the Company’s intellectual property and the Company’s ability to meet its financial obligations under its credit agreements and the OrthoTec LLC settlement agreement. The words “believe,” “will,” “should,” “expect,” “intend,” “estimate,” “look forward” and “anticipate,” variations of such words and similar expressions identify forward-looking statements, but their absence does not mean that a statement is not a forward-looking statement. A further list and description of these and other factors, risks and uncertainties can be found in the Company's most recent annual report, and any subsequent quarterly and current reports, filed with the Securities and Exchange Commission. ATEC disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, unless required by law.

Investor/Media Contact:	Company Contact:

Tina Jacobsen	Jeff Black
Investor Relations	Chief Financial Officer
(760) 494-6790	ir@atecspine.com
ir@atecspine.com

ALPHATEC HOLDINGS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share amounts - unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2019	2018	2019	2018

Revenues:
Revenue from U.S. products	$26,093	$20,409	$49,048	$39,610
Revenue from international supply agreement	1,226	1,633	2,826	3,739
Total revenues	27,319	22,042	51,874	43,349
Cost of revenues	8,433	6,488	16,420	12,890
Gross profit	18,886	15,554	35,454	30,459

Operating expenses:
Research and development	3,360	2,009	6,829	3,795
Sales, general and administrative	24,568	17,538	45,568	34,795
Litigation-related expenses	1,200	2,234	3,823	2,814
Amortization of intangible assets	172	187	354	364
Transaction-related expenses	-	(62)	-	1,480
Gain on settlement	-	-	-	(6,168)
Restructuring expenses	-	193	60	591
Total operating expenses	29,300	22,099	56,634	37,671
Operating loss	(10,414)	(6,545)	(21,180)	(7,212)
Total other expenses, net	(1,921)	(1,784)	(4,040)	(3,429)
Loss from continuing operations before taxes	(12,335)	(8,329)	(25,220)	(10,641)
Income tax (benefit) provision	71	(1,265)	102	(1,723)
Loss from continuing operations	(12,406)	(7,064)	(25,322)	(8,918)
Loss from discontinued operations	(30)	(12)	(82)	(74)
Net loss	$(12,436)	$(7,076)	$(25,404)	$(8,992)

Net loss per share, basic and diluted:
Continuing operations	$(0.26)	$(0.21)	$(0.55)	$(0.32)
Discontinued operations	(0.00)	(0.00)	(0.00)	(0.00)
Net loss per share, basic and diluted	$(0.27)	$(0.21)	$(0.55)	$(0.33)

Shares used in calculating basic and diluted net loss per share	46,880	34,030	45,957	27,656

Stock-based compensation included in:
Cost of revenue	$28	$11	$56	$33
Research and development	293	129	533	13
Sales, general and administrative	2,030	1,008	3,374	1,721
	$2,351	$1,148	$3,963	$1,767

ALPHATEC HOLDINGS, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands)

	June 30,	December 31,
	2019	2018
	(Unaudited)
ASSETS
Current assets:
Cash	$18,570	$29,054
Accounts receivable, net	13,642	15,095
Inventories, net	32,605	28,765
Prepaid expenses and other current assets	10,904	2,380
Current assets of discontinued operations	225	242
Total current assets	75,946	75,536

Property and equipment, net	15,090	13,235
Right-of-use asset	2,170	-
Goodwill	13,897	13,897
Intangibles, net	26,054	26,408
Other assets	222	347
Noncurrent assets of discontinued operations	53	54
Total assets	$133,432	$129,477

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$8,178	$4,399
Accrued expenses	20,831	22,316
Current portion of long-term debt	286	3,276
Current portion of lease liability	1,173	-
Current liabilities of discontinued operations	538	621
Total current liabilities	31,006	30,612

Total long term liabilities	64,662	57,688

Redeemable preferred stock	23,603	23,603
Stockholders' equity	14,161	17,574
Total liabilities and stockholders' equity	$133,432	$129,477

ALPHATEC HOLDINGS, INC.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(in thousands - unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2019	2018	2019	2018

Operating expenses	29,300	22,099	56,634	37,671
Adjustments:
Stock-based compensation	(2,323)	(1,137)	(3,907)	(1,734)
Contingent consideration fair value adjustment	-	(100)	(289)	(100)
Litigation-related expenses	(1,200)	(2,234)	(3,823)	(2,814)
Restructuring	-	(193)	(60)	(591)
Transaction-related expenses	-	62	-	(1,480)
Gain on settlement	-	-	-	6,168
Non-GAAP operating expenses	$25,777	$18,497	$48,555	$37,120

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2019	2018	2019	2018

Operating loss, as reported	$(10,414)	$(6,545)	$(21,180)	$(7,212)
Add back significant items:
Stock-based compensation	2,351	1,148	3,963	1,767
Contingent consideration fair value adjustment	-	100	289	100
Litigation-related expenses	1,200	2,234	3,823	2,814
Restructuring	-	193	60	591
Transaction-related expenses	-	(62)	-	1,480
Excess & obsolete charges	2,200	354	4,175	1,272
Gain on settlement	-	-	-	(6,168)
Adjusted operating loss	(4,663)	(2,578)	(8,870)	(5,356)

Operating loss, as reported	$(10,414)	$(6,545)	$(21,180)	$(7,212)
Depreciation	1,473	1,457	3,076	3,049
Amortization of intangible assets	172	132	354	426
EBITDA	(8,769)	(4,956)	(17,750)	(3,737)
Add back significant items:
Stock-based compensation	2,351	1,148	3,963	1,767
Contingent consideration fair value adjustment	-	100	289	100
Litigation-related expenses	1,200	2,234	3,823	2,814
Restructuring	-	193	60	591
Transaction-related expenses	-	(62)	-	1,480
Excess & obsolete charges	2,200	354	4,175	1,272
Gain on settlement	-	-	-	(6,168)
Adjusted EBITDA	$(3,018)	$(989)	$(5,440)	$(1,881)

ALPHATEC HOLDINGS, INC.

RECONCILIATION OF GEOGRAPHIC SEGMENT REVENUES AND GROSS PROFIT

(in thousands, except percentages - unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2019	2018	2019	2018
Revenues by source
Revenue from U.S. products	$26,093	$20,409	$49,048	$39,610
Revenue from international supply agreement	1,226	1,633	2,826	3,739
Total revenues	$27,319	$22,042	$51,874	$43,349

Gross profit by source
Revenue from U.S. products	$18,841	$15,462	$35,235	$30,229
Revenue from international supply agreement	45	92	219	230
Total gross profit	$18,886	$15,554	$35,454	$30,459

Gross profit margin by source
Revenue from U.S. products	72.2%	75.8%	71.8%	76.3%
Revenue from international supply agreement	3.7%	5.6%	7.7%	6.2%
Total gross profit margin	69.1%	70.6%	68.3%	70.3%

RECONCILIATION OF GAAP TO NON-GAAP GROSS PROFIT AND GROSS MARGIN FROM U.S. PRODUCTS
(in thousands, except percentages - unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2019	2018	2019	2018

GAAP-based gross profit from U.S. products	$18,841	$15,462	$35,235	$30,229
Add: non-cash excess and obsolete charges	2,200	354	4,175	1,272
Non-GAAP gross profit from U.S. products	$21,041	$15,816	$39,410	$31,501

GAAP-based gross margin from U.S. products	72.2%	75.8%	71.8%	76.3%
Add: non-cash excess and obsolete charges	8.4%	1.7%	8.5%	3.2%
Non-GAAP gross margin from U.S. products	80.6%	77.5%	80.3%	79.5%